Milliman Variable Insurance Trust

(the “Trust”)

Supplement dated April 29, 2024 to the Prospectus and

Statement of Additional Information (“SAI”), each dated April 29, 2024 for the following series of the Trust (the “Fund”):

Milliman Community Income Fund

As of the date of the Prospectus and SAI, the Fund has not commenced investment operations and shares of the Fund are not available for purchase. Please contact your insurance company or other financial intermediary for additional information on when Fund shares will be available for purchase. This supplement will be effective for the Fund until commencement of the Fund’s investment operations.

Investors should retain this supplement for future reference.